Exhibit 99



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                                      WFMBS MORTGAGE LOAN POOL
                                        30 -YEAR FIXED RATE
                                NON-RELOCATION/RELOCATION MORTGAGES
                                        WFMBS SERIES 2004-06
                                  Revised POOL PROFILE (05/05/2004)

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
                                    ------------------------       -------------------------
                                              Bid                         Tolerance
                                    ------------------------       -------------------------
AGGREGATE PRINCIPAL BALANCE                    $725,000,000                      (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                          1-May-04
INTEREST RATE RANGE                               5.00-6.75
GROSS WAC                                            5.760%                (+5 bps/ -5 Bps%)
WEIGHTED AVERAGE SERVICE FEE                         25 bps
MASTER SERVICING FEE                                  1 bps
WAM (in months)                                         358                    (+/- 2 month)

WALTV                                                   66%                    (maximum +2%)

CALIFORNIA %                                            50%                    (maximum 50%)

AVERAGE LOAN BALANCE                               $472,000               (maximum $510,000)
LARGEST INDIVIDUAL LOAN BALANCE                  $1,779,789             (maximum $1,950,000)

CASH-OUT REFINANCE %                                    18%                   (maximum  +5%)

PRIMARY RESIDENCE %                                     95%                    (minimum -2%)

SINGLE-FAMILY DETACHED %                                93%                   (minimum -2'%)

FULL DOCUMENTATION %                                    46%                    (minimum -2%)

Co-Op %                                                0.6%                    (maximum +1%)

Pledged Asset %                                        0.1%                    (maximum +1%)

Relocation %                                           0.0%                    (maximum +1%)

UNINSURED > 80% LTV %                                  0.2%                    (maximum +1%)

WA FICO                                                 735                     (minimum -5)



          THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                 SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.

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(1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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
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                                                    WFMBS MORTGAGE LOAN POOL
                                                      30 -YEAR FIXED RATE
                                              NON-RELOCATION/RELOCATION MORTGAGES
                                                      WFMBS SERIES 2004-06
                                                Revised POOL PROFILE (05/05/2004)

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

     RATING AGENCIES                                                      TBD by Wells Fargo

     PASS THRU RATE                                                                    5.50%

     ASSUMED SIZE OF PRINCIPAL ONLY CLASS                                              1.18%

     PRICING DATE                                                                        TBD

     FINAL STRUCTURE DUE DATE                                                      14-May-04               9:00 AM

Structures received or changes to structures past the due date will incur a $10,000 fee.
     SETTLEMENT DATE                                                               27-May-04

     ASSUMED SUB LEVELS                                                                  AAA          2.750%
     (estimated)                                                                          AA           TBA
                                                                                           A           TBA
                                                                                         BBB           TBA
                                                                                          BB           TBA
                                                                                           B           TBA

                                                                          Note:  AAA Class will be rated by two rating agencies.
                                                                          AA through B Classes will be rated by one rating agency.


WFASC Securitization Program as follows:
   1) All Special Hazard, Bankruptcy & Fraud losses will be allocated as regular Realized Losses.
   2) Curtailment Interest Shortfall will be allocated on a pro rata basis to all bonds.
   3) Soldiers & Sailors Interest Shortfall will be allocated on a pro rata basis to all bonds.
   4)  Wells Fargo Bank, N.A. will act as custodian.
   5)  No Floating Rate Interest-Only strips will be described as Fixed
       Rate (Normalized I/O's)

* This Security may contain Pledged Asset Loans.
-----------------------------------------------

WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2004-06. The principal only certificate created by the discount mortgage loans will be included in the bid on the pricing date.



WFMBS CONTACTS                                   Brad Davis (301) 846-8009
                                                 Mike Miller (301) 815-6397
                                                 Gretchen Markley (301) 846-8356

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

                                                      WFASC Denomination Policy


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                                                                                   Minimum            Physical          Book Entry
Type and Description of Certificates                                             Denomination       Certificates       Certificates
                                                                                    (1)(4)
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
Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex
components (subject to reasonable prepayment support)                                $25,000           Allowed            Allowed

Companion classes for PAC, TAC, Scheduled Classes                                   $100,000           Allowed            Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that provide credit protection to the Class A, Complex multi-component

certificates                                                                        $100,000           Allowed            Allowed

Notional and Nominal Face IO                                                           (2)             Allowed            Allowed

Residual Certificates                                                                  (3)             Required         Not Allowed

All other types of Class A Certificates                                                (5)               (5)                (5)




Class B (Investment Grade)                                                          $100,000           Allowed            Allowed

Class B (Non-Investment Grade)                                                      $250,000           Required         Not Allowed
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(1)   WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled
      Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.